Income Taxes	6 Months Ended
Jul. 31, 2026
Income Taxes
Income Taxes

Note 18 - Income Taxes

The effective tax rates (which is the provision for income taxes expressed as a percentage of income before income taxes) were 27.0% and 26.4% for the three and six month periods ended July 31, 2026, respectively, and 23.2% and 23.8% for the same periods in fiscal 2026, respectively. The increase in the three and six month periods ended July 31, 2026 compared to the same periods in fiscal 2026 was primarily as a result of a higher deduction of permanent items and higher tax credits in 2026. The remainder of the difference is due to normal course movements and non-material items.